Exhibit 99.1

Double Eagle Petroleum 2003 Financial & Operating Highlights

DISCLAIMER This presentation may contain projections and other forward-looking statements within the meaning of Section 21 E of the Securities Exchange Act of 1934, as amended. Any such projections or statements reflect the Company’s current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such projections will be achieved and actual results could differ materially from those projected. A discussion of important factors that could cause actual results to differ materially from those projected, such as decreases in oil and gas prices and/or unexpected decreases in oil and gas production, is included in the Company’s periodic reports filed with the Securities and Exchange Commission.

Double Eagle Petroleum 2003 Accomplishments Increased Reserves Increased Production Reestablished Profitability Completed $12.5 million Private Placement Eliminated Long Term Debt Strengthened WI Position in CBM Play

Double Eagle Proven Reserves Gas — BCFE 25 20 15 10 5 0 2000 2001 2002 2002(a) 2003

Double Eagle Proven Producing PUD BCFE PP BCFE 25 20 15 10 5 0 2000 2001 2002 2002(a) 2003

Double Eagle Replacing Reserves Prod mmcfe New mmcfe 8000 7000 6000 5000 4000 3000 2000 1000 0 2000 2001 2002 2003

Double Eagle Production By Quarter -MMCFE 500 450 400 350 300 250 200 150 100 50 0 1Q 02 2Q 02 3Q 02 4Q 02 1Q 03 2Q 03 3Q 03 4Q 03 1Q 04

Double Eagle Operating Costs LOE Per MCFE Tax/$MCFE Cost/$MCFE 1.4 1.2 1 0.8 0.6 0.4 0.2 0 0.35 0.48 2000 0.49 0.78 2001 0.27 0.59 2002 0.30 0.56 9/02-12/02 0.51 0.71 2003 0.59 0.63 1Q 2004

Double Eagle Petroleum Capital Spending 12 10 8 6 4 2 0 2.2 2000 2.7 2001 5.1 2002 10.1 2003 2.7 1Q 2004 $ Millions

Double Eagle 2003 Capital Spending Development Spending $7.6 Million (75%) Leasehold Exploration Development

Double Eagle 2003 Drilling Activity Producing Wells Oil - Gross Oil - Net Gas - Gross Gas - net Total Gross Total Net 8/31/02 New Wells 4 mos. 12/31/02 12 mos. 12-31-03 12/31/03 109 6.3 0 0 2 .04 111 6.4 271 16.0 4 .01 35 5.4 310 21.4 390 4 37 421 22.3 .01 5.44 27.8

Double Eagle Finding Costs 1.2 1 0.8 0.6 0.4 0.2 0 2001 0.82 1.15 2002 1.01 2003 $ MCFE

Double Eagle Operating CF $(000’s) 2001 2002 2003 Revenue 2,581 2,270 6,138 935 1,012 1,989 Operating Costs G & A, Interest, 889 947 1,425 Net Cash Flow 757 311 2,724

Double Eagle Debt to Equity $ Millions 20 18 16 14 12 10 8 6 4 2 0 2000 2001 2002 2003 Debt Equity

Double Eagle Debt to Equity Ratio 35 30 25 20 15 10 5 0 0 2000 2001 18 35 2002 0 2003%

Double Eagle Petroleum G & A Per MCFE 1.4 1.2 1 0.8 0.6 0.4 0.2 0 0.81 2000 1.21 2001 0.81 2002 0.67 9/02-12/02 0.86 2003 1Q 2004 $ MCFE

Double Eagle Petroleum Co. Eastern Washakie Pinedale Anticline

Atlantic Rim Area Blowup

CCU 11-7 WYOMING WASHAKIE BASIN MESAVERDE COAL BED WELL 950 mcfpd, 1000 bwpd, 370 psi flowing casing pressure (up 5 1/2”) Cow Creek Uint #11-17 To MEASAVERDE

Arbitary Line SW NE 1100 1200 1300 1400 1500 1600 1700 1800 1900 2000 2100 2200 2300 238 07 4737 5238 6679 7509 6610 18606 13002 16926 17125 20228 19858 19830 20998 23199 22021 23193 24377 23255 27333 287113 2848 34222 354 Frontier Nowry Dakota Nugget Tensleep Madison

R92W R91W 2 1 18-1 6 5 4 3 8 1 44-1 24-8 41-11 41-18 33-12 11-7 12-12 22-16 42-12 22-7 12 13-7 3-12 34-18 44-12 14-2 22-13 2-18 COW CREEK UNIT 11 14 23 13 18 24 19 20 21 SUN DOG UNIT 12-3 10-3 14-3 16-6 1-18 17 10-17 16-17 5500 5700 6000 6300 9 10 16 15 21-2 T16N COW CREEK 0 0.5 1.0 miles

Cow Creek water avg water well #wells avg gas well gas

GAS RECOVERY CONVENTIONAL VS. COALBED Gas Filled Porosity Sand Grain Butt Cleat Face Cleat Matrix Blocks Containing Micropores Gas Rate Producing Time Gas Rate Producing Time

PRODUCTIVE STAGES OF A COAL BED METHANE WELL Volume (1) Dewatering Stage (2) Stable Producing Stage (3) Decline Stage Gas Water Time

Drunkard’s Wash Average of First Three Wells mcfpd 1000 100 10 bwpd 1000 100 10 Months 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 55 58 61 64 67 70 Gas Water

Drunkard’s Wash Versus Cow Creek 42-12 (Post Frac) MCFPD 10000 1000 100 10 BWPD 10000 1000 100 10 MONTHS 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 55 58 61 64 67 70

Atlantic Rim Area Isopach of Almond Coals

Atlantic Rim Regional Cross Section

Eastern Washakie Basin Units

Pinedale Anticline Downspacing to 20 acres Deeper Test Back in at the Mesa “C”

MONTHLY PRODUCTION 200,000 150,000 100,000 50,000 0 2001 2002 2003 2004 Cow Creek Mesa Unit Other